EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of MR3 Systems, Inc., on Form 10-QSB (the "Report") for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers of MR3 Systems, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of the undersigned's knowledge and belief:

    1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: May 14, 2004                          /s/ WILLIAM C. TAO
                                            ------------------------------------
                                            William C. Tao
                                            Chief Executive Officer



Date: May 14, 2004                          /s/ RICHARD H. JANNEY
                                            ------------------------------------
                                            Richard H. Janney
                                            Chief Financial Officer